UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008

ACCELLENT INC.
(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On April 8, 2008, the board of directors of Accellent Inc. (the “Company”) appointed Craig C. Campbell, age 38, as Vice President, Controller and Chief Accounting Officer of the Company, effective April 28, 2008 and until his successor is elected and qualifies or until his earlier death, resignation or removal. Mr. Campbell most recently was Vice President Finance and Corporate Controller for NaviSite Inc., a publicly traded provider of internet hosting and outsourcing services, from April 2007 to April 2008.  From October 2003 to April 2007, Mr. Campbell was a Managing Director for Zimmerman & Co. LLC, a firm providing Sarbanes-Oxley outsourcing services and technical accounting advisory services for publicly traded companies.  Prior to joining Zimmerman & Co. LLC, Mr. Campbell was Controller, Secretary and Treasurer for Coriolis Networks, Inc., a company that designed, developed and manufactured integrated optical networking systems, from March 2000 to March 2003.  Mr. Campbell is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting from the University of Massachusetts at Amherst.

Mr. Campbell has executed a letter agreement with the Company with respect to his employment.  Under the agreement, Mr. Campbell is entitled to an annual salary of $175,000, subject to subsequent adjustment.  In addition, the Company will grant Mr. Campbell options to purchase 35,000 shares of Accellent Holdings Corp. common stock.  The options vest over a five-year term, and 17,500 of the options granted vest only if the Company achieves certain financial performance targets.  Mr. Campbell may also be eligible for an annual target bonus of 30% of his annual base salary (the “Annual Target Bonus”), prorated from the date of hire and based upon Mr. Campbell reaching individual and Company related performance milestones.  Mr. Campbell may also be eligible for bonuses in excess of the Annual Target Bonus for substantially exceeding the milestones set forth, as well as for other extraordinary performance.  Mr. Campbell is eligible to participate in all employee benefit programs.

A copy of the letter agreement between Mr. Campbell and the Company is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.  Description

99.1	Letter Agreement between Craig Campbell and Accellent Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008	ACCELLENT INC.

	By:	/s/ Jeremy A. Friedman
Name: Jeremy A. Friedman Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.          Description

99.1                      Letter Agreement between Craig Campbell and Accellent Inc.